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                                                                  Exhibit 10.11

                                 WEST EDMONTON MALL

7 April 1998

Cinema Ride
12001 Venture Place
Suite 340
Studio City, California
USA  91604

ATTENTION:  MR. MITCH FRANCIS

RE:  CINEMA RIDE UNIT Q135 WEST EDMONTON MALL

Dear Mr. Francis,

Further to our conversation of yesterday please sign below and return to me your acceptance of the following rental deal;

Effective January 1, 1998 and until the end of your lease term your gross rent will be $5,250.00 per month plus GST. Percentage rent of 20% plus GST is also due for sales over $400,000.00 per annum. For the calculation of your percentage rent your lease year shall be January 1 to December 31. All other terms and conditions of your lease shall remain unchanged.

Sincerely,

/s/ Mark Crisp

Mark Crisp
West Edmonton Mall Property Inc.

                                   SIGNED  /s/ Mitch Francis
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                                   DATED     4/13/98
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